As previously announced, TDS and its subsidiaries will hold a joint teleconference April 27, 2005, at 10:00 a.m. Chicago time. Interested parties may listen to the call live over the Internet by accessing the conference call page of the Investor Relations section in www.teldta.com .

Contact: Mark A. Steinkrauss, Vice President, Corporate Relations (312) 592-5384 mark.steinkrauss@teldta.com

Julie D. Mathews, Manager, Investor Relations (312) 592-5341 julie.mathews@teldta.com

FOR RELEASE: IMMEDIATE

TDS REPORTS FIRST QUARTER OPERATING RESULTS

CHICAGO – April 27, 2005 – Telephone and Data Systems, Inc. [AMEX:TDS] reported operating revenues of $928.2 million for the first quarter of 2005, up 7% from $870.5 million in the comparable period a year ago. Operating income was $75.4 million in the first quarter compared to operating income of $73.2 million in the first quarter of 2004. Net income available to common and diluted earnings per share for first quarter 2005 were $20.5 million and $0.35, respectively. In the first quarter 2004, net income available to common and diluted earnings per share were $19.7 million and $0.34, respectively.

President’s Comments

“TDS started 2005 with solid first-quarter results,” said LeRoy T. Carlson, Jr., president and chief executive officer. “U.S. Cellular continued to achieve strong customer growth in the quarter, with net new customer additions of 182,000. Much of this growth is due to the company’s intense focus on customer satisfaction. A satisfied customer stays with us and is inclined to recommend U.S. Cellular service to family and friends, the best form of advertising there is.

“Data revenues of $29 million were also strong, continuing the trend we saw throughout 2004. With its wireless network upgrade to CDMA 1X complete, U.S. Cellular now offers a larger number of applications to its expanding customer base, which should continue to drive data revenues in 2005. The strong customer growth in 2004 and the first quarter coupled with robust data revenue growth, resulted in U.S. Cellular operating revenue growth of 7.7% in the quarter.

“Operating revenues at TDS Telecom’s ILEC operations grew 1.7% in the quarter, and the number of access equivalents increased by 1.6%, solid performance for this industry sector. Strong sales of DSL (digital subscriber lines) and long distance services at the company’s ILEC operations contributed to revenue growth. Year-over-year growth in the number of ILEC DSL lines was 81%, as TDS Telecom made continued progress toward its goal of being the preferred broadband provider in the markets it serves.

“CLEC revenue growth was 8.2% and access line equivalents grew an impressive 15.6% in the quarter. These are strong results given regulatory and competitive pressures for the CLEC operation. We were also pleased to see DSL growth of 39% in the quarter. Combined ILEC and CLEC DSL lines in service at TDS Telecom now total approximately 81,000.”

As previously announced, TDS and its subsidiaries will hold a joint teleconference April 27, 2005, at 10:00 a.m. Chicago time. Interested parties may listen to the call live over the Internet by accessing http://phx.corporate-ir.net/phoenix.zhtml?p=irol-eventDetails&c=67422&eventID=1054136 or the conference call page of the Investor Relations section of www.teldta.com. Or connect by telephone at 888/245-6674 with a pass code of 5585317. The conference call will be archived on the conference call section of the TDS web site at www.teldta.com. Prior to the start of the call, certain financial and statistical information discussed during the conference call comments will be posted to the web site, together with reconciliations to generally accepted accounting principles (GAAP) of any non-GAAP information to be disclosed. Investors may access this additional information on the conference call page of the Investor Relations section of the TDS web site.

TDS, a FORTUNE 500 company, is a diversified telecommunications corporation founded in 1969. Through its strategic business units, U.S. Cellular and TDS Telecom, TDS operates primarily by providing wireless, local telephone and broadband services. TDS builds value for its shareholders by providing excellent communications services in growing, closely related segments of the telecommunications industry. As of March 31, 2005, the company employed 11,500 people and served 6.3 million customers/units in 36 states.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates and expectations. These statements are based on current estimates and projections, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: changes in circumstances or events that may affect the ability of USM to launch the operations of the licensed areas involved in the AT&T Wireless transaction completed in August 2003; the ability of U.S. Cellular to successfully manage and grow the operations of the Chicago MTA and newly launched markets; changes in the overall economy; changes in competition in the markets in which U.S. Cellular and TDS Telecom operate; changes due to industry consolidation; advances in telecommunications technology, including Voice over Internet Protocol; the impact of local number portability; changes to access and pricing of unbundled network elements; changes in the telecommunications regulatory environment; changes in the value of investments, including variable prepaid forward contracts; an adverse change in the ratings afforded TDS and U.S. Cellular debt securities by nationally accredited ratings organizations; pending and future litigation; acquisitions/divestitures of properties and/or licenses; and changes in customer growth rates, average monthly service revenue per unit, churn rates, roaming rates and the mix of products and services offered in U.S. Cellular and TDS Telecom markets. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K used by TDS to furnish this press release to the Securities and Exchange Commission, which are incorporated by reference herein.

For more information about TDS and its subsidiaries, visit the web sites at:
TDS: www.teldta.com	TDS Telecom: www.tdstelecom.com
USM: www.uscellular.com	TDS Metrocom www.tdsmetro.com

2
TELEPHONE AND DATA SYSTEMS, INC. SUMMARY OPERATING DATA

Quarter Ended	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004
U.S. Cellular:
Consolidated Markets:
Total population (000s) (1)	44,576	44,391	45,581	45,581	45,581
All customers -
Customer units	5,127,000	4,945,000	4,828,000	4,684,000	4,547,000
Gross customer unit activations	426,000	408,000	387,000	365,000	397,000
Net customer unit activations	182,000	150,000	144,000	137,000	196,000
Market penetration (1)	11.50%	11.14%	10.59%	10.28%	9.98%
Retail customers -
Customer units	4,601,000	4,478,000	4,395,000	4,284,000	4,180,000
Gross customer unit activations	365,000	358,000	354,000	328,000	345,000
Net customer unit activations	123,000	105,000	111,000	104,000	144,000

Cell sites in service	4,899	4,856	4,713	4,420	4,122
Average monthly revenue per unit (2)	$44.28	$46.12	$48.49	$47.79	$46.16
Retail service revenue per unit (2)	$39.04	$40.55	$41.51	$41.58	$40.26
Inbound roaming revenue per unit (2)	$1.98	$2.47	$3.39	$3.21	$3.17
Long-distance/other revenue per unit (2)	$3.26	$3.10	$3.59	$3.00	$2.73
Minutes of use (MOU) (3)	584	568	553	542	491
Postpay churn rate per month (4)	1.5%	1.6%	1.6%	1.5%	1.3%
Marketing cost per gross
customer unit addition (5)	$394	$442	$410	$392	$371
Construction Expenditures (000s)	$112,243	$260,358	$131,648	$162,579	$100,535

(1)	Market penetration is calculated using 2004 Claritas population estimates for 3/31/05 and 2003 Claritas estimates for all periods of 2004. "Total population" represents the total population of each of U.S. Cellular's consolidated markets, regardless of whether the market has begun marketing operations. The 12/31/04 total population counts exclude the population of the two markets sold to ALLTEL in November 2004. The 9/30/04, 6/30/04 and 3/31/04 total population counts include the population of the market added to consolidated operations as of 1/1/04, but exclude the population of the six markets sold to AT&T Wireless (now Cingular Wireless) in February 2004. The population of markets in which U.S. Cellular has deferred the transfer of licenses from AT&T Wireless (now Cingular Wireless) are not included in the total population counts for any period.
(2)	Per unit revenue measurements are derived from Service Revenues as reported in Financial Highlights for each respective quarter as follows:
Service Revenues per Financial Highlights	$668,792	$673,223	$691,964	$662,658	$619,382
Components:
Retail service revenue during quarter	$589,674	$591,972	$592,411	$576,541	$540,228
Inbound roaming revenue during quarter	$29,883	$36,027	$48,402	$44,516	$42,499
Long-distance/other revenue during quarter	$49,235	$45,224	$51,151	$41,601	$36,655

Divided by average customers during quarter (000s)	5,035	4,866	4,757	4,622	4,473
Divided by three months in each quarter	3	3	3	3	3

Retail service revenue per unit	$39.04	$40.55	$41.51	$41.58	$40.26
Inbound roaming revenue per unit	$1.98	$2.47	$3.39	$3.21	$3.17
Long-distance/other revenue per unit	$3.26	$3.10	$3.59	$3.00	$2.73

Average monthly revenue per unit	$44.28	$46.12	$48.49	$47.79	$46.16

(3)	Average monthly local minutes of use per customer (without roaming).
(4)	Postpay churn rate per month is calculated by dividing the average monthly postpay customer disconnects during the quarter by the average postpay customer base for the quarter.
(5)	Due to changes in accounting for agent rebates and net customer retention expenses, for all periods shown this measurement is no longer calculable using information from the financial statements as reported. The details of this calculation and a reconciliation to line items reported in Financial Highlights for each respective quarter are shown on U.S. Cellular's web site, along with additional information related to U.S. Cellular's fourth quarter results, at www.uscellular.com.

3
TELEPHONE AND DATA SYSTEMS, INC. SUMMARY OPERATING DATA

Quarter Ended	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004
TDS Telecom
ILEC:
Access line equivalents (1)	734,000	730,400	725,500	725,600	722,400
Access lines	649,300	652,300	658,200	660,400	660,900
Dial-up Internet service accounts	98,200	101,300	104,800	112,100	113,600
Digital Subscriber Lines (DSL) customers	49,300	41,900	33,000	31,500	27,300
Long Distance customers	302,400	295,000	289,000	280,900	266,300
Construction Expenditures (000s)	$16,142	$26,921	$31,571	$26,961	$17,616
CLEC:
Access line equivalents (1)	438,000	426,800	412,500	395,600	378,800
Dial-up Internet service accounts	17,100	18,200	19,100	20,300	21,600
Percent of access lines on-switch	88.8%	87.9%	86.8%	85.7%	84.5%
Digital Subscriber Lines (DSL) customers	31,600	29,000	27,000	25,000	22,700
Construction Expenditures (000s)	$4,214	$12,928	$7,198	$8,596	$6,456

(1)	Access line equivalents are derived by converting high capacity data lines to the estimated capacity of one switched access line.

4
TELEPHONE AND DATA SYSTEMS, INC. FINANCIAL HIGHLIGHTS Three Months Ended March 31, (Unaudited, dollars in thousands, except per share amounts)

			Increase (Decrease)

	2005	2004	Amount	Percent

Operating Revenues
U.S. Cellular	$708,435	$657,650	$50,785	7.7%
TDS Telecom	219,731	212,862	6,869	3.2%

	928,166	870,512	57,654	6.6%

Operating Expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	544,948	515,617	29,331	5.7%
Depreciation, amortization and accretion	127,250	113,894	13,356	11.7%
(Gain) loss on assets held for sale	—	(143)	143	N/M

	672,198	629,368	42,830	6.8%

TDS Telecom
Expenses excluding depreciation and amortization	138,961	126,419	12,542	9.9%
Depreciation and amortization	41,567	41,558	9	0.0%

	180,528	167,977	12,551	7.5%

Total Operating Expenses	852,726	797,345	55,381	6.9%

Operating Income
U.S. Cellular	36,237	28,282	7,955	28.1%
TDS Telecom	39,203	44,885	(5,682)	(12.7%)

	75,440	73,167	2,273	3.1%

Investment and Other Income (Expense)
Investment income	14,233	14,630	(397)	(2.7%)
Interest and dividend income	7,819	2,896	4,923	170.0%
Gain on investments	500	—	500	N/M
Interest expense	(51,856)	(46,821)	(5,035)	(10.8%)
Other income (expense), net	(4,193)	(527)	(3,666)	N/M

	(33,497)	(29,822)	(3,675)	(12.3%)

Income Before Income Taxes and Minority Interest	41,943	43,345	(1,402)	(3.2%)
Income tax expense	16,148	20,105	(3,957)	(19.7%)

Income Before Minority Interest	25,795	23,240	2,555	11.0%
Minority share of income	(5,250)	(3,508)	(1,742)	(49.7%)

Net Income	20,545	19,732	813	4.1%
Preferred dividend requirement	(50)	(50)	—	N/M

Net Income Available to Common	$20,495	$19,682	$813	4.1%

Basic Weighted Average Common Shares Outstanding (000s)	57,500	57,168	332	0.6%
Basic Earnings Per Share	$0.36	$0.34	$0.02	5.9%

Diluted Weighted Average Common Shares Outstanding (000s)	57,823	57,424	399	0.7%
Diluted Earnings Per Share	$0.35	$0.34	$0.01	2.9%

N/M	- Percentage change not meaningful

5
TELEPHONE AND DATA SYSTEMS, INC. CONSOLIDATED BALANCE SHEET HIGHLIGHTS (Unaudited, dollars in thousands)

ASSETS

	March 31, 2005	December 31, 2004

Current Assets
Cash and cash equivalents	$1,155,431	$1,168,581
Accounts receivable from customers and other	421,212	440,075
Deferred income tax asset	32,679	36,040
Materials and supplies, at average cost	83,020	91,556
Other current assets	61,548	73,965

	1,753,890	1,810,217

Investments
Licenses	1,358,725	1,228,801
Goodwill	823,249	823,259
Customer lists	22,615	24,915
Marketable equity securities	3,042,028	3,398,804
Investments in unconsolidated entities	220,553	206,763
Other investments	22,397	23,039

	5,489,567	5,705,581

Property, Plant and Equipment, net
U.S. Cellular	2,428,470	2,439,719
TDS Telecom	928,851	945,762

	3,357,321	3,385,481

Other Assets and Deferred Charges	91,340	92,562

	$10,692,118	$10,993,841

6a
TELEPHONE AND DATA SYSTEMS, INC. CONSOLIDATED BALANCE SHEET HIGHLIGHTS (Unaudited, dollars in thousands)

LIABILITIES AND STOCKHOLDERS' EQUITY

	March 31, 2005	December 31, 2004

Current Liabilities
Current portion of long-term debt	$15,106	$38,787
Notes payable	135,000	30,000
Accounts payable	256,840	323,256
Customer deposits and deferred revenues	122,952	119,380
Accrued taxes	93,016	76,266
Accrued compensation	42,006	71,707
Other current liabilities	83,570	81,927

	748,490	741,323

Deferred Liabilities and Credits
Net deferred income tax liability	1,458,205	1,466,649
Derivative liability	863,530	1,210,500
Other deferred liabilities and credits	222,454	217,208

	2,544,189	2,894,357

Long-term Debt
Long-term debt, excluding current portion	1,987,229	1,974,599
Forward contracts	1,693,981	1,689,644

	3,681,210	3,664,243

Minority Interest in Subsidiaries	511,992	499,306

Preferred Shares	3,864	3,864

Common Stockholders' Equity
Common Shares, $.01 par value	564	564
Series A Common Shares, $.01 par value	64	64
Capital in excess of par value	1,819,710	1,823,161
Treasury Shares, at cost	(439,038)	(449,173)
Accumulated other comprehensive income	368,022	373,505
Retained earnings	1,453,051	1,442,627

	3,202,373	3,190,748

	$10,692,118	$10,993,841

6b
BALANCE SHEET HIGHLIGHTS MARCH 31, 2005 (Unaudited, dollars in thousands)

	U.S. Cellular	TDS Telecom	TDS Corporate & Other	Intercompany Eliminations	TDS Consolidated

Cash and cash equivalents	$30,791	$379,228	$745,412	$—	$1,155,431
Affiliated cash investments	75	485,275	—	(485,350)	—
Notes receivable - affiliates	—	—	342,216	(342,216)	—

	$30,866	$864,503	$1,087,628	$(827,566)	$1,155,431

Licenses, goodwill and customer lists	$1,807,248	$397,341	$—	$—	$2,204,589
Marketable equity securities	274,079	73,571	2,694,378	—	3,042,028
Investment in unconsolidated entities	176,367	19,896	32,329	(8,039)	220,553
Long-term notes receivable - affiliates	—	—	400	(400)	—
Other investments	4,778	14,242	3,377	—	22,397

	$2,262,472	$505,050	$2,730,484	$(8,439)	$5,489,567

Property, Plant and
Equipment, net	$2,428,470	$928,851	$—	$—	$3,357,321

Notes payable: external	$135,000	$—	$—	$—	$135,000
cash management	—	—	485,350	(485,350)	—
intercompany	—	342,216	—	(342,216)	—

	$135,000	$342,216	$485,350	$(827,566)	$135,000

Forward contracts	$159,856	$41,182	$1,492,943	$—	$1,693,981

Long-term Debt:
Current portion	$—	$12,756	$2,350	$—	$15,106
Affiliated	—	400	—	(400)	—
Non-current portion	1,001,044	121,307	864,878	—	1,987,229

Total	$1,001,044	$134,463	$867,228	$(400)	$2,002,335

Preferred Shares	$—	$—	$3,864	$—	$3,864

Construction expenditures:
Quarter ended 3/31/05	$112,243	$20,356	$741		$133,340

7
TDS Telecom Highlights Three Months Ended March 31, (Unaudited, dollars in thousands)

			Increase (Decrease)

	2005	2004	Amount	Percent

Local Telephone Operations
Operating Revenues
Local service	$49,561	$50,427	$(866)	(1.7%)
Network access and long-distance	90,096	88,187	1,909	2.2%
Miscellaneous	22,120	20,505	1,615	7.9%

	161,777	159,119	2,658	1.7%

Operating Expenses
Network operations	43,610	34,517	9,093	26.3%
Customer operations	22,773	23,180	(407)	(1.8%)
Corporate expenses	20,485	20,231	254	1.3%
Depreciation and amortization	34,264	32,547	1,717	5.3%

	121,132	110,475	10,657	9.6%

Operating Income	$40,645	$48,644	$(7,999)	(16.4%)

Competitive Local Exchange Carrier Operations
Revenues	$59,215	$54,736	$4,479	8.2%

Expenses excluding depreciation and amortization	53,354	49,484	3,870	7.8%
Depreciation and amortization	7,303	9,011	(1,708)	(19.0%)

	60,657	58,495	2,162	3.7%

Operating (Loss)	$(1,442)	$(3,759)	$2,317	61.6%

Intercompany revenues	$(1,261)	$(993)	$(268)	N/M
Intercompany expenses	(1,261)	(993)	(268)	N/M

	--	--	--	N/M

Total TDS Telecom Operating Income	$39,203	$44,885	$(5,682)	(12.7%)

N/M	- Percentage change not meaningful.

8